Exhibit 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE PRICES $550 MILLION SENIOR NOTES DUE 2019

LOUISVILLE, Ky. (May 20, 2011) – Kindred Healthcare, Inc. (the “Company” or “Kindred”) (NYSE:KND) today announced that it has priced its previously announced offering of $550 million aggregate principal amount of 8.25% senior notes due 2019 (the “notes”) at an issue price of 100%. Kindred expects the offering to close on June 1, 2011, subject to customary closing conditions. Kindred intends to use the net proceeds from the sale of the notes and borrowings under certain senior secured credit facilities to fund its previously announced acquisition of RehabCare Group, Inc. (“RehabCare”) (NYSE:RHB) and to repay outstanding indebtedness of Kindred and RehabCare. If the offering of the notes closes prior to the closing of the RehabCare acquisition, the net proceeds of the offering will be deposited into an escrow account and such funds will be released to Kindred upon the closing of the RehabCare acquisition. The notes will be guaranteed by substantially all of Kindred’s domestic 100% owned subsidiaries, including, following the acquisition, RehabCare and its domestic 100% owned subsidiaries.

The notes will be issued in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain non-United States persons in offshore transactions in accordance with Regulation S under the Securities Act.

The notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration under the Securities Act or an applicable exemption from registration requirements. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

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680 South Fourth Street             Louisville, Kentucky 40202

502.596.7300             www.kindredhealthcare.com

Kindred Healthcare Prices $550 Million Senior Notes Due 2019

May 20, 2011

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

In addition to the factors set forth above, other factors that may affect the Company’s plans or results include, without limitation, (a) the Company’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions and the risk that RehabCare fails to meet its expected financial and operating targets, (b) the receipt of all required licensure and regulatory approvals and the satisfaction of the closing conditions to the RehabCare acquisition, including approval of the pending transaction by the stockholders of the respective companies, and the Company’s ability to complete the required financing as contemplated by the commitment letter, (c) the potential for diversion of management time and resources in seeking to complete the RehabCare acquisition and integrate its operations, (d) the potential failure to retain key employees of RehabCare, (e) the impact of the Company’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets, (f) the potential for dilution to the Company’s stockholders as a result of the RehabCare acquisition, (g) the impact of pending or future litigation relating to the RehabCare acquisition, (h) the impact of healthcare reform, which will initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform will impact each of the Company’s businesses in some manner. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (i) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for nursing centers, and the expiration of the Medicare Part B therapy cap exception process, (j) the impact of a proposed rule issued by CMS on April 28, 2011 providing for a potential 11.3% reduction in Medicare reimbursement to nursing centers as well as proposed changes in payments for the provision of group therapy, (k) the effects of

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Kindred Healthcare Prices $550 Million Senior Notes Due 2019

May 20, 2011

additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (l) the Company’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, (m) the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of the Company’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the moratorium on future hospital development, (n) the impact of the expiration of several moratoriums under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as implement the policy known as the “25 Percent Rule,” which would limit certain patient admissions, (o) failure of the Company’s facilities to meet applicable licensure and certification requirements, (p) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (q) the Company’s ability to meet its rental and debt service obligations, (r) the Company’s ability to operate pursuant to the terms of its debt obligations, including the Company’s obligations under financings undertaken to complete the RehabCare acquisition, and the Company’s ability to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR), (s) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (t) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (u) the Company’s ability to control costs, particularly labor and employee benefit costs, (v) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (w) the Company’s ability to attract and retain key executives and other healthcare personnel, (x) the increase in the costs of defending and insuring against alleged professional liability and other claims and the ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (y) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (z) the Company’s ability to successfully dispose of unprofitable facilities, (aa) events or circumstances which could result in the impairment of an asset or other charges, (ab) changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (ac) the Company’s ability to maintain an effective system of internal control over financial reporting. Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information About the RehabCare Transaction

In connection with the pending transaction with RehabCare, Kindred has filed with the SEC a Registration Statement on Form S-4 (commission file number 333-173050) that includes a joint proxy statement of Kindred and RehabCare that also constitutes a prospectus of Kindred. Kindred and RehabCare mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about April 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS

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Kindred Healthcare Prices $550 Million Senior Notes Due 2019

May 20, 2011

REGARDING THE PENDING TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Kindred and RehabCare with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other documents filed by Kindred and RehabCare with the SEC may also be obtained for free by accessing Kindred’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings” or by accessing RehabCare’s website at www.rehabcare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings”.

Participants in the RehabCare Transaction

Kindred, RehabCare and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the pending transaction. You can find information about Kindred’s executive officers and directors in Kindred’s joint proxy statement/prospectus. You can find information about RehabCare’s executive officers and directors in its amended Form 10-K filed with the SEC on April 28, 2011. You can obtain a free copy of these documents from Kindred or RehabCare, respectively, using the contact information above.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-200 private employer in the United States, is a healthcare services company based in Louisville, Kentucky with annual revenues of over $4.3 billion and approximately 56,700 employees in 40 states. At March 31, 2011, Kindred through its subsidiaries provided healthcare services in 706 locations, including 89 long-term acute care hospitals, 224 nursing and rehabilitation centers and a contract rehabilitation services business, Peoplefirst rehabilitation services, which served 393 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for three years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com.

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